EXHIBIT 32.1

                                  CERTIFICATION

                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


           Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with the quarterly report on Form 10-QSB of Simtrol, Inc. (the "Company") for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

           This Certification is signed on May 17, 2004.


                                       /s/ Richard W. Egan
                                       ----------------------------
                                       Richard W. Egan
                                       President and Chief Executive Officer

                                       /s/ Stephen N. Samp
                                       ----------------------------
                                       Stephen N. Samp
                                       Chief Financial Officer

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